UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

REGIONS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6159	63-0589368

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

417 North 20th Street, Birmingham, Alabama	35203

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (205) 944-1300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01. REGULATION FD DISCLOSURE

     In accordance with general instruction B.2. of Form 8-K, the following information is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

     On October 15, 2004, the registrant Regions Financial Corporation issued a press release reporting on its results of operations for the quarter ended September 30, 2004. The press release, with its accompanying financial supplement, is included in this report as exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits. The exhibit listed in the exhibit index relates to Item 2.02 and Item 7.01 and, in accordance with general instruction B.2. of Form 8-K, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION (Registrant)
	By:	/s/ Ronald C. Jackson
Ronald C. Jackson
Senior Vice President and Comptroller

Date: October 15, 2004

INDEX TO EXHIBITS

Sequential
Exhibit		Page No.
99.1	Press release dated October 15, 2004.